SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                  RELATING THE POOLING AND SERVICING AGREEMENTS

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 5, 2006

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-132232             30-0183252
----------------------------         ---------------      -------------------
(State or Other Jurisdiction           (Commission         (I.R.S. Employer
      of Incorporation)               File Number)        Identification No.)

     383 MADISON AVENUE                                         10179
     NEW YORK, NEW YORK
----------------------------                              -------------------
    (Address of Principal                                     (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Certificate Guaranty Insurance Policy, dated as of September 5, 2006, of Ambac Assurance Corporation.

         2. Certificate Guaranty Insurance Policy Endorsement, dated as of September 5, 2006, of Ambac Assurance Corporation.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By:
    /s/Baron Silverstein
    ------------------------
Name: Baron Silverstein
Title:   Vice President

November 8, 2006

                                  EXHIBIT INDEX


               Item 601 (a) of            Sequentially
Exhibit        Regulation S-K             Numbered
Number         Exhibit No.                Description                 Page
------         -----------                -----------                 ----

1              10                         Certificate Guarantee         4
                                          Insurance
                                          Policy
2              10                         Certificate Guarantee         5
                                          Insurance Policy
                                          Endorsement

AMBAC
                                              Ambac Assurance Corporation
CERTIFICATE GUARANTY INSURANCE POLICY         One State Street Plaza, 15th Floor
                                              New York, New York 10004
                                              Telephone: (212) 668-0340

Insured Obligations:                          Policy Number: AB1019BE
   Structured Asset Mortgage Investments
   II Trust 2006-AR7,
   Mortgage Pass-Through Certificates,
   Series 2006-AR7,
   Class A-13B Certificates                   Premium:

                                                As specified in the endorsement
                                                attached hereto and made a
                                                part hereof.

AMBAC ASSURANCE CORPORATION (AMBAC), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for the Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payment of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery, if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reasons including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.


/s/ Robert J. Genader                        /s/ Anne G. Gill
-----------------------------------          -----------------------------------
President                                    Secretary


                                             /s/ Pat E. McCormick
                                             ----------------------------------
Effective Date:   September 5, 2006          Authorized Representative

                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT


Attached to and forming part of                  Effective Date of Endorsement:
Certificate Guaranty Insurance                                September 5, 2006
Policy #AB1019BE issued to:


JPMorgan Chase Bank, National Association, as Trustee for the Holders of Structured Asset Mortgage Investments II Trust 2006-AR7, Mortgage
Pass-Through Certificates, Series 2006-AR7,
Class A-13B Certificates


         For all purposes of this Policy, the following terms shall have the following meanings:

         "Agreement" shall mean, for purposes of the Policy, the Pooling Agreement.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the the State of New York, the State of Maryland or the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

         "Certificate Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of this Policy.

          "Class A-13B Certificates" shall mean Structured Asset Mortgage Investments II Trust 2006-AR7, Mortgage Pass-Through Certificates, Series 2006-AR7, Class A-13B Certificates, substantially in the form set forth in Exhibit A-1 to the Agreement.

         "Deficiency Amount" shall mean (a) for any Distribution Date prior to the Final Distribution Date, the sum of (1) the excess, if any, of the Current Interest on the Insured Certificates over the amount of Available Funds to pay the Current Interest on the Insured Certificates on such Distribution Date, and
(2) the amount, if any, of any Realized Losses allocable to the Insured Certificates on such Distribution Date (after giving effect to all distributions to be made thereon on such Distribution Date, other than pursuant to a claim on the Policy) and (b) for the Final Distribution Date, the sum of (x) the amount set forth in clause (a) above and (y) the outstanding Current Principal Amount of the Insured Certificates, after giving effect to all payments of principal on the Insured Certificates on such Final Distribution Date, other than pursuant to a claim on the Policy on that Distribution Date.

         "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in September 2006.

         "Due for Payment" shall mean with respect to an Insured Amount, the Distribution Date on which Insured Amounts are due and payable pursuant to the terms of the Agreement.

         "Final Distribution Date" shall mean the Distribution Date occurring in August 2037.

         "First Distribution Date" shall mean September 25, 2006.

         "Holder" shall mean the registered owner or beneficial owner of an Insured Certificate, but shall not include the Trustee, the Sponsor, the Depositor, the Master Servicer, the Securities Administrator, the Servicer or any of their respective affiliates, unless otherwise agreed to by the Certificate Insurer.

         "Insured Amounts" shall mean, with respect to any Distribution Date, the Deficiency Amount for such Distribution Date.

         "Insured Certificates" shall mean the Class A-13B Certificates.

         "Insured Payments" shall mean, with respect to any Distribution Date, the aggregate amount actually paid by the Certificate Insurer to the Securities Administrator in respect of (i) Insured Amounts for a Distribution Date and (ii) Preference Amounts for any given Business Day.

         "Late Payment Rate" shall mean for any Distribution Date, the lesser of
(i) the greater of (a) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (b) the then applicable highest rate of interest on the Insured Certificates and (ii) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

         "Nonpayment" shall mean, with respect to any Distribution Date, an Insured Amount is Due for Payment but has not been paid pursuant to the Agreement.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A to this Policy, from the Securities Administrator specifying the Insured Amount or Preference Amount which shall be due and owing on the applicable Distribution Date.

         "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement thereto.

         "Pooling Agreement" shall mean the Pooling and Agreement, dated August 1 2006, among Structured Asset Mortgage Investments II Inc., as Depositor, EMC Mortgage Corporation, as Sponsor, JPMorgan Chase Bank, National Association, as Trustee and Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, as such agreement may be amended, modified or supplemented from time to time.

         "Preference Amount" shall mean any payment of principal or interest on an Insured Certificate which has become Due for Payment and which is made to a Holder by or on behalf of the Trust, which has been deemed a preferential transfer and was previously recovered from the

Holder pursuant to the United States Bankruptcy Code in accordance with a final, non-appealable order of a court of competent jurisdiction.

         "Premium" shall mean the amount payable to the Certificate Insurer on each Distribution Date calculated at the Premium Percentage.

         "Premium Percentage" shall mean 0.08% per annum.

         "Reimbursement Amount" shall mean, as to any Distribution Date, the sum of (i) all Insured Payments paid by the Certificate Insurer, but for which the Certificate Insurer has not been reimbursed prior to such Distribution Date pursuant to Section 6.01 of the Agreement, plus (ii) interest accrued thereon, calculated at the related Late Payment Rate from the date the Trustee received the related Insured Payments or the date such Insured Payments were made.

         "Securities Administrator" shall mean Wells Fargo Bank, National Association or its successor-in-interest, in its capacity as Securities Administrator under the Agreement, or if any successor securities administrator shall be appointed as provided therein, then "Securities Administrator" shall also mean such successor securities administrator, as the case may be, subject to the provisions thereof.

         "Trustee" shall mean JPMorgan Chase Bank, National Association or its successor-in-interest, in its capacity as Trustee under the Agreement, or if any successor trustee shall be appointed as provided therein, then "Trustee" shall also mean such successor trustee, as the case may be, subject to the provisions thereof.

         Capitalized terms used herein as defined terms and not otherwise defined herein shall have the meaning assigned to them in the Agreement, without regard to any amendment or modification thereof, unless such amendment or modification has been approved in writing by the Certificate Insurer, to the extent required under the Agreement.

         Notwithstanding any other provision of the Policy, the Certificate Insurer will pay any Insured Amount payable hereunder no later than 12:00 noon, New York City time, on the later of (i) the Distribution Date on which the related Insured Amount is Due for Payment and (ii) the second Business Day following receipt in New York, New York on a Business Day by the Certificate Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Certificate Insurer shall promptly so advise the Securities Administrator and the Securities Administrator may submit an amended or corrected Notice.

         The Certificate Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event no earlier than the third Business Day following receipt by the Certificate Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee, Securities Administrator or Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee, Securities Administrator or Holder (the "Order"), (ii) a notice by or on behalf of the Trustee, Securities Administrator or Holder that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Certificate Insurer, duly executed and delivered by the Trustee, Securities Administrator or Holder, as applicable, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee, Securities Administrator or Holder relating to or arising under the Agreement against the estate of the Trust or otherwise with respect to such Preference Amount and (iv) a Notice (in the form attached hereto as Exhibit A) appropriately completed and executed by the Trustee, Securities Administrator; provided, that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day; provided, further, that the Certificate Insurer shall not be obligated to make any payment in respect of any Preference Amount representing a payment of principal on the Insured Certificates prior to the time the Certificate Insurer would have been required to make a payment in respect of such principal pursuant to the first paragraph of the Policy. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Holder directly, unless the Holder has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Certificate Insurer will pay the Holder, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Certificate Insurer and (b) evidence satisfactory to the Certificate Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order.

         The Certificate Insurer shall be subrogated to the rights of each Holder to the extent of any payment by the Certificate Insurer under the Policy.

         The Certificate Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Distribution Date can be made. In so doing, the Certificate Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it hereunder or under the Agreement.

         The Policy does not cover Prepayment Interest Shortfalls, Basis Risk Shortfalls, or any shortfalls resulting from Net Deferred Interest or the application of the Relief Act or similar state laws, allocated to the Insured Certificates, nor does the Policy guarantee to the Holders of the Insured Certificates any particular rate of principal payment. In addition, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC, the Securities Administrator or the Trustee for withholding taxes, if any, (including interest and penalties in respect of any liability for withholding taxes) nor any risk other than Nonpayment, including the failure of the Securities Administrator to make any payment required under the Agreement to the Holders of the Insured Certificates. The Policy will not cover any reduction in the amount of Current Interest payable to the holders of the Insured Certificates on any Distribution Date due to the Pass-Through Rate for the Insured Certificates exceeding the Net Rate Cap for the Insured Certificates on such Distribution Date.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         A premium will be payable on this Policy on each Distribution Date as provided in Section 4.03 of the Agreement, beginning with the First Distribution Date, in an amount equal to the Premium.

         THE INSURANCE PROVIDED BY THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         To the extent the provisions of this endorsement conflict with the provisions in the above-mentioned Policy, the provisions of this endorsement shall govern.

         The Policy and the obligations of the Certificate Insurer thereunder will terminate without any action on the part of the Certificate Insurer or any other person on the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Insured Certificates have been paid in full and (ii) the Final Distribution Date. Upon termination of the Policy, the Trustee or the Securities Administrator shall deliver the original of the Policy to the Certificate Insurer.

         No person other than the Securities Administrator shall be entitled to present the Notice.

         No waiver of any rights or powers of the Certificate Insurer, the Holders, the Securities Adminstrator or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

         This Policy is issued under and pursuant to, and shall be construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

         The Certificate Insurer's obligations under the Policy will be discharged to the extent that funds are received by the Securities Administrator from the Certificate Insurer for payment to the holders of the Insured Certificates whether or not those funds are properly paid by the Securities Administrator. Payments of Insured Amounts will be made only at the time set forth in the Policy, and no accelerated payments of Insured Amounts will be made regardless of any acceleration of the Insured Certificates, unless the acceleration is at the sole option of the Certificate Insurer.

         IN WITNESS WHEREOF, Ambac Assurance Corporation has caused this endorsement to the Policy to be signed by its duly authorized officers.

Kathleen E. Drennen                           Pat E. McCormick
--------------------------------              ----------------------------------
Assistant Secretary                           First Vice President

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                  --------------------------------------------
                               Policy No. AB1019BE


                         NOTICE OF NONPAYMENT AND DEMAND
              FOR PAYMENT OF INSURED AMOUNTS AND PREFERENCE AMOUNTS

                                               Date: [       ]


Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004
Attention:  General Counsel

         Reference is made to Certificate Guaranty Insurance Policy No. AB1019BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Agreement, dated as of August 1, 2006, among Structured Asset Mortgage Investments II Inc., as Depositor, EMC Mortgage Corporation, as Sponsor, JPMorgan Chase Bank, National Association, as Trustee and Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, as the case may be, unless the context otherwise requires.

         The Securities Administrator hereby certifies as follows:

                The Securities Administrator is the Securities Administrator under the Agreement for the Holders.

                The relevant Distribution Date is [date].

                Payment on the Insured Certificates in respect of the
                        Distribution Date is due to be received on _________________________ under the Agreement in an amount equal to $_________.

                [There is an Insured Amount of $______________ in respect of the Class A-13B Certificates, which amount is Due for Payment pursuant to the terms of the Agreement.]

                        [There is a Preference Amount of $______________ in respect of the Class A-13B Certificates, which is due and payable pursuant to the terms of the Agreement.]

                The Securities Administrator has not heretofore made a
                        demand for the [Insured Amount] [Preference Amount] in respect of the Distribution Date.

                The Securities Administrator hereby requests the payment of the [Insured Amount that is Due For Payment] [Preference Amount] be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: ______________________________
                        (Securities Administrator's account number).

                The Securities Administrator hereby agrees that, following receipt of the [Insured Amount] [Preference Amount] from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Class II-A-2 Certificates when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Policy Account and not commingle such funds with other funds held by Securities Administrator and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.

         ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                          By:
                                                 -------------------------------
                                                   Securities Administrator

                                          Title:
                                                 -------------------------------
                                                  (Officer)